UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SPN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

Restructuring Support Agreement

On September 29, 2020, Superior Energy Services, Inc. (“Superior Energy”) and certain of its direct and indirect wholly-owned domestic subsidiaries, including SESI, L.L.C. (“SESI”) (collectively, together with Superior Energy, the “Company”), entered into a Restructuring Support Agreement (the “RSA”) with certain holders (collectively, the “Consenting Noteholders”) of SESI’s outstanding (i) 7.125% senior unsecured notes due 2021 (the “2021 Notes”) and (ii) 7.750% senior unsecured notes due 2024 (together with the 2021 Notes, the “Existing Notes”). As set forth in the RSA, including in the term sheet attached thereto (the “Term Sheet”), the parties to the RSA have agreed to the principal terms of a proposed financial restructuring (the “Transaction”) of the Company. The Transaction is contemplated to be implemented through a prepackaged chapter 11 plan of reorganization (the “Plan”) in cases (collectively, the “Chapter 11 Cases”) to be commenced by the Company under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).

The RSA contemplates a comprehensive restructuring of the Company’s debt obligations and capital structure and a recapitalization of the Company. Specifically, the RSA and Term Sheet provide, in pertinent part, as follows:

•

With the approval of at least three unaffiliated Consenting Noteholders holding at least 66.6% of the aggregate principal amount of the Existing Notes held by all Consenting Noteholders who signed the RSA as of September 29, 2020 (the “Required Consenting Noteholders”) by October 15, 2020 (or such later date acceptable to the Required Consenting Noteholders), the Company would be separated into two (2) companies (the “Separation”), Reorganized NAM and Reorganized RemainCo (as each term is defined in the RSA). Regardless of whether or not the Separation is made, the Required Consenting Noteholders may, in consultation with the Company, elect at any time prior to the Petition Date to pursue a strategic or other transaction involving the NAM Business (the “Alternative NAM Transaction”);

•

The Company will conduct a rights offering (the “Equity Rights Offering”) of an amount yet to be determined to eligible holders of allowed claims arising under the Existing Notes (the “Existing Notes Claims”) of, (i) in the event the Separation is not implemented, the new common stock of the reorganized Superior Energy (the “Reorganized Superior Energy Common Stock”) or, (ii) in the event the Separation is implemented, the new common stock of Reorganized RemainCo (the “Reorganized RemainCo Common Stock”) and the new common stock of Reorganized NAM (the “Reorganized NAM Common Stock”), in each case, in which (x) new common stock issued in connection with the Equity Rights Offering will be issued at a certain discount to chapter 11 plan value to be determined by the Required Consenting Noteholders and set forth in the Plan and (y) eligible holders of the Existing Notes Claims will have the right to subscribe for their pro rata share of the total amount of the Equity Rights Offering based on their respective holdings of the Existing Notes Claims;

•

In lieu of participating in the Equity Rights Offering and receiving new equity, eligible holders of the Existing Notes Claims may elect to receive a cash distribution of an amount yet to be determined per $1.00 of such holder’s Existing Notes Claims in full and final satisfaction thereof (such option to elect, the “Cash-Out Option”). The proceeds from the Equity Rights Offering will be used to fund the cash distributions under the Cash-Out Option, provided that the total Cash-Out Option distribution amount shall not exceed the total amount of the proceeds of the Equity Rights Offering. Any remaining portion of such holder’s Existing Notes Claims that is not satisfied through the Cash-Out Option will receive the treatment such holder would otherwise be entitled to if such holder did not elect the Cash-Out Option;

•

The Company may enter into an asset-based credit facility (the “ABL Financing”) on terms and conditions acceptable to the Required Consenting Noteholders, provided that, in the event the ABL Financing is not obtained in connection with the Transaction, certain of the Consenting Noteholders have provided a delayed-draw term loan facility in an aggregate committed principal amount not to exceed $200 million for, (i) in the event the Separation is implemented, the reorganized Company, in each case pursuant to the terms and conditions set forth in the RSA or, (ii) in the event the Separation is not implemented, Reorganized RemainCo;

•

Contingent claims arising from outstanding letters of credit under the existing asset-based revolving credit facility that remain undrawn upon consummation of the Transaction shall either be (i) rolled into the ABL Financing or (ii) if not rolled, then 105% cash collateralized and remain outstanding; and

•	Under the Plan, certain classes of claims will receive the following treatment:

•	Administrative expense claims, priority tax claims, other priority claims, and other secured claims will be paid in full (or receive such other treatment rendering such claims unimpaired);

•	General unsecured creditors will remain unimpaired and are to receive payment in cash, in full, in the ordinary course;

•	Superior Energy’s existing equity will be cancelled and exchanged for,

•

in the event the Separation is not implemented, (i) 2.0% of Reorganized Superior Energy Common Stock (subject to dilution on account of (x) Reorganized Superior Energy Common Stock issued upon exercise of the Reorganized Superior Energy Warrants (as defined below), and (y) Reorganized Superior Energy Common Stock issued to management of the reorganized Superior Energy under a management equity incentive plan (the “MIP”)) and (ii) five (5)-year warrants to purchase 10.0% of Reorganized Superior Energy Common Stock (the “Reorganized Superior Energy Warrants”) or,

•

in the event the Separation is implemented, (i) 1.5% of Reorganized RemainCo Common Stock (subject to dilution on account of (x) Reorganized RemainCo Common Stock issued upon exercise of the Reorganized RemainCo Warrants (as defined below), and (y) Reorganized RemainCo Common Stock issued to management of Reorganized RemainCo under a MIP), (ii) five (5)-year warrants to purchase 10.0% of Reorganized RemainCo Common Stock (the “Reorganized RemainCo Warrants”) and (iii) 5.0% of Reorganized NAM Common Stock, provided that, in each case, new common stock issued to the holders of Superior Energy’s existing equity will not be diluted in connection with the Equity Rights Offering.

The strike price of the Reorganized RemainCo Warrants and the Reorganized Superior Energy Warrants will be set at an equity value at which the Consenting Noteholders would receive a recovery equal to par plus accrued and unpaid interest as of the date of the commencement of the Chapter 11 Cases in respect of the Existing Notes Claims; and

•	Eligible holders of the Existing Notes Claims who do not elect the Cash-Out Option will receive their pro rata share of,

•

in the event the Separation is not implemented, (i) 98% of the Reorganized Superior Energy Common Stock (subject to dilution on account of (x) Reorganized Superior Energy Common Stock issued upon exercise of the Reorganized Superior Energy Warrants, and (y) Reorganized Superior Energy Common Stock issued to management of the reorganized Superior Energy under a MIP) and (ii) rights to participate in the Equity Rights Offering or,

•

in the event the Separation is implemented, (i) 98.5% of Reorganized RemainCo Common Stock (subject to dilution on account of (x) Reorganized RemainCo Common Stock issued upon exercise of the Reorganized RemainCo Warrants, and (y) Reorganized RemainCo Common Stock issued to management of Reorganized RemainCo under a MIP), (ii) 95.0% of Reorganized NAM Common Stock (subject to dilution on account of Reorganized NAM Common Stock issued to management of Reorganized NAM under a MIP) and (iii) rights to participate in the Equity Rights Offering.

The RSA contains certain covenants on the part of the Company and the Consenting Noteholders, including limitations on the parties’ ability to pursue alternative transactions, commitments by the Consenting Noteholders to vote in favor of the Plan, and commitments of the Company and the Consenting Noteholders to cooperate in good faith to finalize the documents and agreements contemplated by the RSA and the Term Sheet.

The RSA includes certain milestones (the “Milestones”) for the progress of the Chapter 11 Cases, which include:

•	Commencement of solicitation of votes on the Plan no later than one (1) business day before the Petition Date (as defined below);

•	Commencement of the Chapter 11 Cases no later than October 22, 2020 (the “Petition Date”);

•

Filing of the Plan and the related disclosure statement, and a motion seeking to schedule a combined hearing by the bankruptcy court on the Plan and disclosure statement (the “Combined Hearing Motion”) no later than one (1) day after the Petition Date;

•	Entry of an order by the bankruptcy court granting the relief requested in the Combined Hearing Motion no later than five (5) days following the Petition Date;

•	Entry of an order confirming the Plan and approving the related disclosure statement (the “Plan Confirmation Order”) no later than thirty-five (35) days following the Petition Date; and

•	The occurrence of the effective date of the Plan no later than fourteen (14) days following entry of the Plan Confirmation Order.

The Required Consenting Noteholders may extend or waive the Milestones pursuant to the terms of the RSA.

The RSA may be terminated upon, among other things, (i) the failure to meet the Milestones; (ii) the occurrence of certain breaches of the RSA; (iii) the mutual agreement of the parties and (iv) in the case of the Company, if the board of directors, members or managers, as applicable of the Company reasonably determines in good faith and based upon advice of outside legal counsel that performance under the RSA would be inconsistent with its applicable fiduciary duties.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the full text of the RSA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Although the Company intends to pursue the Transaction in accordance with the terms set forth in the RSA and the Term Sheet, there can be no assurance that the Company will be successful in completing the Transaction, whether on the same or different terms.

Any new securities to be issued pursuant to the Transaction may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws but may be issued pursuant to an exemption from such registration provided in the Bankruptcy Code. Therefore, such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the

Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Delayed-Draw Term Loan Commitment Letter

On September 29, 2020, the Company entered into a Commitment Letter (the “Delayed-Draw Term Loan Commitment Letter”) with certain of the Consenting Noteholders (such Consenting Noteholders, the “Backstop Commitment Parties”).

Pursuant to the terms of the RSA, in connection with confirmation of the Plan, the Company will use reasonable efforts to obtain ABL Financing Commitments (as defined in the Term Sheet). In the event that one or both of the ABL Financing Commitments is not obtained, the Backstop Commitment Parties have committed to provide a delayed draw term loan facility (the “Delayed-Draw Term Loan Facility” and any loans thereunder, the “Delayed-Draw Term Loans”) in an aggregate principal amount not to exceed $200 million, upon the Company’s emergence from bankruptcy in the terms and subject to the conditions of the Delayed-Draw Term Loan Commitment Letter.

As consideration for the commitment by the Backstop Commitment Parties, the Company will make an aggregate payment in an amount equal to $12.0 million in cash to the Backstop Commitment Parties. Subject to certain conditions set forth in the Delayed-Draw Term Loan Commitment Letter, such payment is non-refundable, regardless of the principal amount of Delayed-Draw Term Loans made by the Backstop Commitment Parties, except that it is refundable from any Backstop Commitment Party that defaults on its obligations to fund Delayed-Draw Term Loan on the closing date of the Delayed-Draw Term Loan Facility.

The transactions contemplated by the Delayed-Draw Term Loan Commitment Letter are conditioned upon the satisfaction or waiver of customary conditions for transactions of this nature, including, without limitation, that (i) the bankruptcy court shall have issued an order confirming the Plan, (ii) all conditions precedent to the effectiveness of the Restructuring shall have been satisfied or waived, and the substantial consummation of the Restructuring shall have occurred contemporaneously with the closing of the Delayed-Draw Term Loan Facility and (iii) the transactions contemplated by the RSA shall have been consummated substantially contemporaneously with the initial funding (if any) of the Delayed-Draw Term Loan Facility.

The foregoing description of the Delayed-Draw Term Loan Commitment Letter does not purport to be complete and is qualified in its entirety by the full text of the Delayed-Draw Term Loan Commitment Letter, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2020, the Board of Directors of Superior Energy approved the implementation of a Key Employee Retention Program (the “KERP”), which is designed to retain key employees of Superior Energy in their current roles over the near term while providing them with financial stability. The KERP payments are in lieu of any outstanding unvested awards under the Company’s long term equity-based incentive plans (other than any performance share units granted in 2018 and 2019) and 2020 annual bonuses that would otherwise be payable to the KERP participants. The KERP provides for one-time retention payments equal to approximately $7.3 million in the aggregate to the six executive officers of Superior Energy, including its named executive officers (the “NEO Kerp Payments”). The KERP further provides for up to $2.5 million of retention payments to other non-executive employees of Superior Energy.

The summary of the NEO Kerp Payments are qualified in their entirety by the full text of the Form of Award Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.02.

Item 7.01	Regulation FD Disclosure.

Cleansing Materials

On June 25, 2020 and at various dates thereafter, the Noteholders entered into confidentiality agreements with Superior Energy (the “NDAs”). In connection with discussions that have occurred in anticipation of the entry into the RSA, the Company provided certain confidential information to the Consenting Noteholders pursuant to the NDAs. Pursuant to the terms of the NDAs, the Company has agreed to publicly disclose all material non-public information regarding the Company provided to the Consenting Noteholders and their respective legal and financing advisors (the “Cleansing Materials”).

The description of the Cleansing Materials in the Form 8-K do not purport to be complete and are qualified in their entirety by reference to the complete text of the Cleansing Materials, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in the Cleansing Materials is dependent upon various assumptions and projections, including with respect to commodity prices, rig count, capital expenditures, operating expenses, availability and cost of capital and performance as set forth in the Cleansing Materials. Any operational information, financial projections or forecasts (collectively, “projections”) included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present Superior Energy financial condition in accordance with accounting principles generally accepted in the United States. Superior Energy independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that Superior Energy or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither Superior Energy nor any of its representatives has made or makes any representation to any person regarding the ultimate outcome of any Contemplated Transaction compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Press Release

On September 30, 2020, Superior Energy issued a press release announcing the signing of the RSA. A copy of the press release is being furnished as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01, including in Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Superior Energy’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, the words “contemplates,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact included in this Current Report on Form 8-K regarding, without limitation, the Company’s business operations, financial position, financial performance, liquidity, strategic alternatives, market outlook, future capital needs, capital allocation plans, business strategies and other plans and objectives of Superior Energy’s management for future operations and activities are forward-looking statements. These statements are based on certain assumptions and analyses made by Superior Energy’s management in light of its experience and prevailing circumstances on the date such statements are made. Such forward-looking statements, and the assumptions on which they are based, are inherently speculative and are subject to a number of risks and uncertainties that could cause actual results to differ materially from such statements, such as the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including the Company’s ability to obtain court approvals with respect to motions filed in the Chapter 11 Cases, the outcomes of court rulings and the Chapter 11 Cases in general and the length of time that the Company may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on the Company due to the terms of any credit facility that the Company may enter into in connection with the Chapter 11 Cases and restrictions imposed by the applicable courts; the Company’s ability to achieve its forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce its indebtedness; global economic and financial conditions; the effects of public health threats, pandemics and epidemics, such as the ongoing COVID-19 pandemic, and the adverse impact thereof on the Company’s business, financial condition, results of operations and liquidity; and changes in governmental regulations and related compliance and litigation costs. Such risks and uncertainties also include, but are not limited to, the factors described in the forward-looking statements and risk factors in Superior Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019; Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2020 and June 30, 2020; and those risk factors set forth from time to time in other filings with the SEC. Forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. Superior Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated September 29, 2020, by and among Superior Energy Services, Inc., certain direct and indirect wholly-owned domestic subsidiaries of Superior Energy Services, Inc. and the noteholders party thereto.

10.2	Delayed-Draw Term Loan Commitment Letter

10.3	Form of Award Agreement

99.1	Cleansing Materials

99.2	Press Release, dated September 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: September 30, 2020